Exhibit 99.1

AMITIZA® (lubiprostone) OIC Indication Update Hard Rock Hotel, Orlando, Florida May 20, 2013

Looking Statements Stanley G. Miele President, Sucampo Pharma Americas and SVP, Sales and Marketing 2

Introduction and Forward-Looking Statements Stanley G. Miele Company Update Stanley G. Miele Mechanism of Action Review Jack D. Wood, PhD Clinical Data Overview Taryn R. Joswick Clinical Practice Overview Brooks D. Cash, MD Marketing Overview Greg A. Deener Closing Remarks Stanley G. Miele 3

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential, future financial and operating results, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the US and internationally and the exposure to litigation and/or regulatory actions. No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 8-K and 10-K, which Sucampo incorporates by reference. Forward-Looking Statements 4

Stanley G. Miele President, Sucampo Pharma Americas and SVP, Sales and Marketing 5

• Market is still growing and addition of OIC provides tangible benefit: • Q1 2013 Net Sales up 7% YoY • First sale of OIC triggers $10M milestone payment from partner Takeda • Building on legacy of more than 7M prescriptions over 7 years • Growth trajectory expected to continue • Minimal losses from competitive launch; due in part to physicians’ hesitance to prescribe unproven drug AMITIZA US Update “After practicing for 30 years I have learned not to adopt a new drug too soon, lest you find yourself calling patients several months later telling them to stop the drug because of some previously undiscovered but significant side effect. The long term safety and efficacy are unknown.” (PCP) See Reference 1 6

• A Priority Review designation is given to drugs that offer major advances in treatment, or provide a treatment where no adequate therapy exists • We have succeeded where others have failed • Safety concerns impeded other companies’ attempts to break into OIC market; mu-opioid−receptor agonist compounds under development may have cardiac issues • Ideally placed to meet the unmet need • OIC is most common reason for discontinuation of opioid therapy • Currently, no other oral branded competitors • Few options and patients are dissatisfied Priority Review What does this mean for Sucampo? 7

Review of Mechanism of Action Jackie D. “Jack” Wood, MSc, PhD, AGAF Professor of Physiology & Cell Biology and Internal Medicine 8

Enteric Nervous System is a Brain-in-the-Gut  Integrated Neural Circuits 1. Program Library 2. Feedback Control 3. Reflexes 4. Information processing  Big Brain Brain-In-The- Gut (100 Million Neurons) ENS (Little Brain) Lonitudinal Muscle Ganglion Fiber Tracts Menteric Plexus 9

Mucosal Secretion: Enteric Nervous Control  Central Nervous system Enteric nervous system Sensory Neurons Synaptic Circuits Information Processing Reflexes program Library Motor Neurons musculature Secretory Glands Blood Vasculature Organized Gi Behavior Secretion Propulsive motility Blood Flow 10

Intestinal Propulsive Motility Requires a Functioning Enteric Nervous System: Enteric Nervous System 11

Enteric Nervous System (cont’d) Intestinal Propulsive Motility Requires a Functioning Enteric Nervous System: TETRODOTOXIN 12

Enteric Secretomotor Neurons



Secretomotor
Neuron
Blood Flow
Secretomotor
Neuron
Vasodilation
Vasodilation
Excitatory Receptor
(ACh or VIP)
+
+
Excitatory Receptor
(ACh or VIP)
Secretory
Gland
(e.g., Crypt of Lieberkühn)
Arteriole
Secretory
Gland
(e.g., Crypt of Lieberkühn)
H_2O, NaCl, HCO_3 and Mucus
Secretion
H_2O, NaCl, HCO_3 and Mucus
Secretion

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14 Ussing Chambers are Used to Study Mucosal Secretion

15 Ussing Chamber Examples: Pharmacological Analysis Example-1 (short-Circuit Current) Tetrodotoxin (1 nM) Example-2 Carbachol (3NM) Morphine (10 nM) Lubi. (30 NM)

Human Small Intestine (Jejunum)



Serosal Side (EC_{50}= 65.2 nM)
Mucosal Side (EC_{50}= 74.6 nM)
N = 11 Preparations
80
60
40
20
00
ΔISC (μA/cm²)
0.1
1.0
10
100
100
1000
Lubiprostone (nM)
Wood-1766

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Tetrodotoxin: Neural Blockade  Secretomotor Neuron Excitatory Receptor (Ach or VIP) Secretory Gland Opioid Receptor Opiates/ Opioids Morphine Oxycodone Hydrocodone Methadone Blood Flow Vasodilation Vasoldilation Arteriole H2O, NaCI HCO3 Mucus Secretion 17

Opiates and Opioid Drugs Suppress Secretomotor Neurons



Secretomotor Neuron
SUPPRESSION
Opioid Receptor
Opiates / Opioids
Morphine
Oxycodone
Hydrocodone
Methadone
Excitatory Receptor (ACh or VIP)
+
Secretory Gland
H_2O, NaCl
HCO_3 Mucus
Secretion
Blood Flow
Vasodilation
Vasodilation
Arteriole

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19 Lubiprostone Reverses Morphine-Induced Suppression of Secretion Guinea Pig small Intestine Serosal Side IC 50 = 96 nM N = 4 Setups; 6 Animals

20 Lubiprostone Reverses Morphine-Induced Suppression of Secretion (cont’d) Morphine (10nM) Lubi. (30nM) Human Small Intestine (Jejunum) N=7 Gastric Bypass Patients 12 Preparations Control DMSO Lubi. (30nM)

21 Lubiprostone Reverses Morphine-Induced Suppression of Fecal Output Conscious Mouse Fecal Pellets (mg) Time (Minutes)DMSO (2.6%) Morphine (3mg/kg) Lubiprostone (0.2mg/kg)

1. Opiate/opioid drugs induce constipation by suppression of neurogenic mucosal secretion and with reduced liquidity of the contents in the intestinal lumen as a consequence. 2. Opiate/opioid drugs reduce intestinal liquidity by suppressing the excitability of secretomotor neurons in the brain-in-the-gut. 3. AMITIZA acts directly on the epithelial secretory glands to stimulate mucosal secretion and thereby increase the liquidity of the contents in the intestinal lumen. 4. AMITIZA acts to bypass the negative secretory actions of opiates/opioids on enteric secretomotor neurons by directly stimulating the intestinal secretory glands to secrete H2O and NaCl. Conclusions 22

Pipeline and R&D Update Taryn R. Joswick Vice President, Clinical Development 23

Global AMITIZA Approvals and Regulatory Filings Japan CC (2012) UK CIC (2012) OIC (filed) US CIC (2006) IBS-C (2008) OIC Approved (April 2013) Switzerland CIC (2009) OIC (filed) AMITIZA has been used for >7 y with 7 million prescriptions by patients suffering from chronic idiopathic constipation and irritable bowel syndrome with constipation 24

• Three 12-week pivotal studies conducted in patients with diagnosis of OIC due to chronic use of opioids for non-cancer pain • Two studies met respective primary efficacy endpoints, while one did not demonstrate statistically significant difference in favor of AMITIZA • One long-term safety extension study (exposure up to 12 months) was also conducted OIC Development Program Overview 25

OIC Label Overview: Indications and Usage Amitiza is a chloride channel activator indicated for: Treatment of chronic idiopathic constipation in adults(1.1) Treatment of opioid-induced constipation in adults with chronic, non-cancer pain (1.2) Treatment of irritable bowel syndrome with constipation in women 18 years old (1.3) Limiations of Use: Effectveness of Amitiza in the treatment of opioid-induced constipation in patients taking diphenylheptane opioids (3.g. methadone) has not been estalished(1) (14.2) NO RESTRICTIONS ON DURATION OF AMITIZA USE, AND NO RESTRICTIONS ON AMITIZA USE BASED ON GENDER OR AGE, FOR OIC 26

OIC Label Overview: Adverse Reactions 27 Table 2: Percent of Patients with Adverse Reactions (OIC Studies) System/ Adverse Reaction1 Placebo N = 632 %  Amitiza 24 mcg Twice Daily N + 860 % Gastrointestinal disorders Nausea Diarthea Abdominal pain Flatulence Abdominal distension Vomiting Abdominal discomfort 2 Nervous system disorders Headache General disorders and site administration conditions Peripheral edema 5 2 1 3 2 2 1  11 8 4 3 1Includes only those events associated with treatment (possibly, probably, or definitely related, as assessed by the investigator). 2this term combines”abdominal tendeness,” “abdominal rigidity,” “gastrointestinal discomfort, “ stomach discomfort”, and “abdominal discomfor.”

OIC Label Overview: Adverse Reactions (cont’d)  The most common adverse reaction (incidence > 4%) in OIC were nausea and diarrhea. Nausea: Approximately 11% of patients who received Amitiza 24 mcg twice daily experienced nausea; 1% of patients had svere nausea and 2% of patients discontinued treatment due to nausea. Diarrhea: Approximately 8% of patients who received Amitiza 24 mcg twice daily experienced nausea; 2% of patients had svere diarrhea and 1% of patients discontinued treatment due to diarrhea. Less common adverse reactions: The following adverse reactions (assessed by investigator as probably or definitely related to treatment) occurred in less than 1% of patients receiving Amitiza 24 mcg twice daily in clinical studies, occurred in at least two patients, and occurred more frequently in patients reciving study drug than those receiving placebo: fecal incontinence, blood potassium decreased. 28

OIC Label Overview: Drug Interactions  7 Drug interactions No in vivo drug-drug interaction studies have been performed with Amitiza Based upon the results of in vitro human microsome studies, there is low likeihood of pharmacokinetic drug-drug interactions. Invitro studies using human liver microsomes indicated that cytochrome P450 isoenzymes are not involved in the metabolism of lubiprostone. Further in vitro studies indicate microsomal carbonyl reductase may be involved in the extensive biotransformation of lubiprostone to the metabolite M3 [see Clinical Pharmacolgy (12.3)]. Additionally, in vitro studies in human liver microsome demonstrate that lubiprostone does not inhibit cytochrome P450 isoforms 3A4 by lubiprostone. Based on the avaibale information, no protein binding-mediated drug interactions of clinical significance are anticipated. Interaction potential with diphenylheptane opioids (e.g. methadone): Non-clinical studies have shown opioids of the diphenylheptane chemical class (e.g., methadone ) to dose-dependently reduce the activation of CIC-2 by lubiprostone in the gastrointestinal tract. There is a possibility of a dose-dependent decrease in the effcacy of Amitiza in patients using diphenylheptane opioids. 29

n = 431 n = 418 18.9 15.4 27.1 24.3 0 5 10 15 20 25 30 Study 1 Study 2 Placebo Lubiprostone P = 0.03* Proportion of Responders, %  = 8.2 = 8.9 *Statistically significant (P ≤0.05) See Reference 2 30 Over all Spontaneous Bowel Movement (“SBM”) Response in OIC Patients

Bevenopran Adolor/Cubist Phase 3 Phase 2 Marketed Nalcol S.L.A. Pharma AG Naloxegol AstraZeneca, Nektar Relistor (PO) Progenics/Salix TD1211 Theravance / GlaxoSmithKline AMITIZA Sucampo Filed Relistor (SC) Progenics/Salix EXPECT NO MARKET CHALLENGE FOR AMITIZA USE FOR OIC NON-CANCER PATIENTS FOR UP TO 2 YEARS 31

Competitive Landscape (cont’d) “…the Division has communicated that it believes a very large, well-controlled, chronic administration trial will have to be conducted to assess the safety of any mu-opioid antagonist prior to market approval for the treatment of patients with OIC who are taking opioids for chronic, non-cancer pain…While it is not possible to definitively determine the duration of our discussions with the FDA regarding this matter, at this time we anticipate a conclusion could be reached during 2013.” -excerpt from Salix press release on 3/5/13 “Salix has disclosed in regulatory filings that it might terminate its development program Relistor subcutaneous injection for treatment of OIC in chronic non-cancer pain patients, and that additional information and additional guidance from the FDA could result in the termination of its oral OIC Relistor development program.” –excerpt from Progenics 10K released 3/15/13 “We are currently evaluating our Phase 3 strategy due to potentially evolving FDA requirements for this class of drug.” –excerpt from Theravance 10K released 2/26/13 32

• Well positioned to serve expanding population of patients with CIC, OIC and IBS-C • 7M prescriptions used over past 7 years with favorable benefit-risk profile • AMITIZA currently approved for three indications with additional LCM opportunities: • Expand global approvals and launches for AMITIZA worldwide • Develop and seek approval for AMITIZA in pediatric constipation • Currently unmet medical need; no approved prescription medications • Develop liquid formulation of AMITIZA for long-term care market • Evaluate potential of AMITIZA for new indications, such as mixed irritable bowel syndrome Summary and Outlook for AMITIZA 33

AMITIZA in Clinical Practice Brooks D. Cash, MD, FACG, AGAF Professor of Medicine, USUHS Deputy Commander for Medicine, Walter Reed National Military Medical Center Bethesda, MD, USA 34

CIC / OIC & IBS-C: Criteria Comparison  Functional Constipation ROME III Criteria 1. Must include 2 or more of the following: a. straining with 25% of defecations c. Sensation of Incomplete evacuation for at least 25% of defecations d. sensation of anorectal obstruction for at least 25% of defecations (eg, digital evacuation, support of the pelvic floor ) f.  Fewer than 3 defecations per week  2. Loose stool are rarely present without the use of laxatives 3. There are insufficient criteria for IBS + Above met for the last 3 months  + Symptom onset at least 6 months prior to diagnosis  IBS Rome III Criteria  Recurrent abdominal pain or discomfort at least 3 days per month in the last 3 month associated at least 2 of these: 1. Improvement with defecation  2. Onset associated with a change in frequency of stool  2. Onset asociated with a change in form (appearance) of stool See Reference 3 *Chronic Idiopathic Constipation and Opioid- Induced Constipation reference the Functional Constipation ROME III Criteria 35

Patient descriptions Patients with constipation have a broad set of complaints See Reference  4 36 Constipaion Symptoms: Physician vs. Patient Perception Straining 81 hardor lupy stools 72 Incomplete emptying 54 Stool cannot be passed 39 Abdominal fullness or bloating 37 <3 BM per week Physicians think: Need to press on anus 28  36

Constipation Gastrointestinal Colorectal: neoplasm, ischemia, volvulus, megacolon, diverticular disease Anorectal: prolapse, rectocele, stenosis, megarectum Drugs Opiates Antidepressants Anticholinergics Antipsychotics Antacids (Al, Ca) Ca channel blockers Iron supplements Metabolic/ Endocrine Hypercalcemia Hyperparathyroidism Diabetes mellitus Hypothyroidism Hypokalemia Uremia Addison’s Porphyria Psychological Depression Eating disorders Neurological Parkinson’s Multiple sclerosis Autonomic neuropathy Aganglionosis (Hirschsprung’s, Chagas’) Spinal lesions Cerebrovascular disease Lifestyle Inadequate fiber/fluid Inactivity Surgica Abdominal/pelvic surgery Colonic/anorectal surgery Systemic Amyloidosis Scleroderma Polymyositis Pregnancy See References 5-6 37

AMITIZA Clinical Overview See References 2, 7-9 Lubiprostone : A GI system targeted bicyclic functional fatty acid activates  Chloride channel (CIC-2) in the apical membrane of the GI epithelium Causing… Increased chloride secretion  leading to…  increased intaluminal fluid in the gut facilitation… Intestinal transit and easy passage of stool resulting in… 38  see referemces 2/ 7-9    38

• No gender restriction in CIC or OIC; approved for use in women with IBS-C in US • No black box warning • Well tolerated in short-term (4 weeks) and long-term (6-12 months) trials; no limitation on duration of use • Proven long-term exposure in CIC and IBS-C • Rapid onset in CIC: 57%−63% of patients respond within 24 h • Most common adverse events included nausea, diarrhea, and headache • Low likelihood of drug-drug interactions AMITIZA Safety Profile See Reference 2 39

• Estimates of the frequency of opioid induced constipation vary from 15–90%2 • Opioids increase chloride absorption and delay GI motility • OIC is the most common reason for discontinuation of opioid therapy • Impact of OIC: • Creates more distress for pain patients (often more significant that primary pain indication) • Increases costs of care • Discontinuation of analgesics • Negative impact on HRQOL Constipation in Advanced Disease See References 10-12 230M annual prescriptions for opioid use in the US 40

• Improve Awareness of Pathophysiology and Costs of OIC • Patients • Clinicians • Caregivers • Promote Screening for OIC • Proactive intervention • Repeated assessment • Promote Patient Education • Increase Awareness of Treatment Options for OIC • Benefits of therapy/Risks of failure to intervene • Therapeutic approaches/evidence of effectiveness Challenges Inherent in OIC 41

Treatment Priorities Treatment decisions should be based on: Degree to which symptoms affect patient’s life Results achieved with agents in the past Patient preference Clinical judgment Aim to relieve constipation symptoms, not necessarily increase the number of BMs Identifying the underlying cause is important so appropriate treatment can be initiated 42

Treatment Priorities

Aim to relieve constipation symptoms, not necessarily increase the number of BMs

Identifying the underlying cause is important so appropriate treatment can be initiated

Treatment decisions should be based on:

Degree to which symptoms affect patient's life

Results achieved with agents in the past

Patient preference

Clinical judgment

SUCAMPO The Science of Innovation
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• sNDA received fast-track approval • Lack of effective alternatives • Prevalence of condition • Burden of condition • Based on results of two phase 3 trials and longer term open label study • Counteracts the electrolyte absorbent effects of opioids AMITIZA Approval for OIC 44

• Proven efficacy in clinical trials and durable clinical experience • AGA Technical Review 2013 • Trial of bulking agents, lifestyle modifications first line therapy • Pharmacologic therapy appropriate for failures to above modifications • More likely to be required in drug-induced and slow-transit constipation • AMITIZA one of two FDA approved therapies for CIC/IBS-C and only FDA approved oral therapy for OIC Role of AMITIZA in Clinical Practice See Reference 13 45

• Set realistic goals; target most bothersome symptoms • Administer with food (8-24 mcg BID) • Once daily dosing effective in many patients • Rapid onset of effect, typically within first 24 hours • Eliminate other laxative therapies prior to initiating AMITIZA • Equally effective across sexes, age ranges • Indefinite treatment period; no need for drug holiday • Can be used to treat secondary constipation • If response present, but not complete, consider addition of low doses of other laxative families AMITIZA in GI Practice Pearls: One Clinician’s Perspective 46

Marketing Overview Greg A. Deener Senior Vice President, Marketing Strategy and Implementation 47

4.5M Chronic Opioid Patients 3.8M with Non-Cancer Pain 2.3M with Moderate Constipation .26M with Severe Constipation Market: 2.5M Constipation is the longest lasting common side effect of chronic opioids; dose adjustment of opioids does not reduce See Reference 14-15 48

• Currently, 80% of the market is stool softeners, OTC laxatives and prescription PEGs • Use of AMITIZA is limited in OIC due to lack of awareness that AMITIZA is effective in OIC and low awareness among pain specialists • Build awareness that AMITIZA is the first and only medicine for OIC among PCPs and pain specialists • Launch to current targets and expand the number of targets • Launch began May 13 AMITIZA in OIC See Reference 16  49

AMITIZA OIC Launch: Build on Strengths and Heritage 7M prescriptions over 7 years AMITIZA MiraLax Provides Sustained Relief 74.7 67.7 Relieves Bloating/Discomfort 72.2 61.8 Relieves Abdominal Pain 71.5 62.4 Low Incidence of Diarrhea 64.1 57.8 83.0% 8.4% 8.5% 37.6% 47.5% 14.9% 0% 20% 40% 60% 80% 100% Approved Rejected Reversed AMITIZA Linaclotide Build on Strength in Long-Term Safety Build on Strength in Efficacy16 Build on Strength in Managed Care Access *Over 92% of covered lives have either Tier 2 or Tier 3 coverage Pregnancy warning removed from label See References 16-17  50

Three-Quarters of Opioid Chronic Pain Prescriptions are in Primary Care and Pain Specialists Primary Care 44% Ind. NP/PA 10% Pain Specialist 23% All Others 23% Long-Acting Opioid Prescriptions by Specialty See Reference 15  51

Strategy to Grow AMITIZA Target Goal PCPs who already write AMITIZA +OIC Pain Specialists Gis Target Goal PCP Non-Writers +CIC +IBS-C +OIC   52

63.6% 71.8% 27.3% 22.7% 13.6% 25.5% 0% 10% 20% 30% 40% 50% 60% 70% 80% CIC IBS-C OIC AMITIZA PEGs Top of Mind (Unaided) Awareness of AMITIZA vs. PEGs Among Primary Care Writers of AMITIZA 33.3% 44.2% 10.0% 40.0% 18.3% 45.8% 0% 10% 20% 30% 40% 50% 60% 70% 80% CIC IBS-C OIC AMITIZA PEGs Top of Mind (Unaided) Awareness of AMITIZA vs. PEGs Among Non-Writers of AMITIZA See Reference 17 53 OIC: Increase Prescriptions in Current Writers and Relaunch AMITIZA to Non-Writing PCPs  53

AMITIZA offers a simple solution for chronic constipation conditions Safe Effective No Hassle • This is an opportunity to grow the entire AMITIZA brand • Full OIC launch by commercialization partner Takeda on May 13, 2013 with resources necessary to gain awareness among both PCPs and pain specialists • Priority review for first and only medicine for the treatment of OIC in adults with chronic, non-cancer pain • Build upon our 7 year safety and efficacy heritage • Already have superior access and distribution AMITIZA is Building on Strengths 54

Closing Remarks Stanley G. Miele President, Sucampo Pharma Americas and SVP, Sales and Marketing 55

1. Online Physician Community, February 2013 2. AMITIZA PI 3. Longstreth GF, et al. Gastroenterology. 2006;130:1480-1491. 4. Pare et al, Am J Gastroenterol 2001; 96: 3130–7 5. Candelli M, et al. Hep-Gastro. 2001;48:1050. 6. Locke GR, et al. Gastroenterology. 2000;119:1766. 7. Johanson, MedGenMed 2007 9: 25 8. Morley, Clin Geriatr Med 2007; 23: 823–32 9. Johanson et al, Am J Gastroenterol 2008; 103: 170–7 10. Choi YS. J Pain Symptom Manage. 2002;24:71–90. 11. Meuser T. J Pain. 2001;93:247–57. 12. McMillan SC. Cancer Control. 2004;11:3–9. 13. Bharucha AE, et al, Gastroenterology 2013;144;211-17. 14. Clearview Analysis 2008 15. ASIPP Guidelines 16. Internal Research 17. AMITIZA Physician ATU W11 2013 AMITIZA is a registered trademark of Sucampo AG. The Sucampo logo and the tagline, The Science of Innovation, are registered trademarks of Sucampo AG. References 56

Other Placeholder: Online Physician Community, February 2013 AMITIZA PILongstreth GF, et al. Gastroenterology. 2006;130:1480-1491.Pare et al, Am J Gastroenterol 2001; 96: 3130–7Candelli M, et al. Hep-Gastro. 2001;48:1050.Locke GR, et al. Gastroenterology. 2000;119:1766.Johanson, MedGenMed 2007 9: 25  Morley, Clin Geriatr Med 2007; 23: 823–32Johanson et al, Am J Gastroenterol 2008; 103: 170–7Choi YS. J Pain Symptom Manage. 2002;24:71–90. Meuser T. J Pain. 2001;93:247–57.McMillan SC. Cancer Control. 2004;11:3–9.Bharucha AE, et al, Gastroenterology 2013;144;211-17.Clearview Analysis 2008ASIPP GuidelinesInternal ResearchAMITIZA Physician ATU W11 2013AMITIZA is a registered trademark of Sucampo AG. The Sucampo logo and the tagline, The Science of Innovation, are registered trademarks of Sucampo AG.